Exhibit 99.1

KBS SOR (BVI) HOLDINGS, LTD.

PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2017

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

	Page

Board of Directors' Explanations for Pro Forma Interim Consolidated Financial Statements	2	-	3

Pro Forma Consolidated Statement of Financial Position	4

Pro Forma Consolidated Statements of Operations	5	-	9

Pro Forma Consolidated Statements of Comprehensive Income	10	-	12

Notes to Pro Forma Interim Consolidated Financial Statements	13	-	14

- - - - - - - - - - -

KBS SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

A.    GENERAL

Presented below are pro forma interim consolidated financial statements as of September 30, 2017 and for the nine and three months ended September 30, 2017 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").

The Pro Forma Consolidated Statement of Financial Position has been prepared to give effect of the disposition of the Singapore Portfolio (defined below) on November 8, 2017, as if such disposition occurred on September 30, 2017. The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio on November 8, 2017, as if such disposition occurred on January 1, 2016. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2b to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

On November 8, 2017, the Company through 11 wholly owned subsidiaries, sold 11 of its properties (the "Singapore Portfolio") to various subsidiaries of Keppel-KBS US REIT, a newly formed Singapore real estate investment trust that was listed on the Singapore Stock Exchange (the "Singapore Transaction"). The Singapore Portfolio consists of the following properties: 1800 West Loop, Westech 360 (part of the Austin Suburban Portfolio), Great Hills Plaza (part of the Austin Suburban Portfolio), Westmoor Center, Iron Point Business Park, the Plaza Buildings, Bellevue Technology Center, Northridge Center I and II, West Loop I and II, Powers Ferry Landing, and Maitland Promenade II. The sale price of the Singapore Portfolio was $804 million, before closing credits (which is close to the carrying amount). In addition to the selling of the properties in the Singapore Portfolio, the Company paid off existing mortgages of the properties which their outstanding principal balance as of the transaction date was approximately $401.7 million.

In connection with the sale, the Company received $321.6 million in cash, after deducting transaction costs, and $52.5 million of Keppel-KBS US REIT shares (comprising approximately 9.5% of Keppel-KBS US REIT, see also Note 3 to the Pro Forma Statements) in lieu of cash. The Company accounts for its holding of Keppel-KBS US REIT shares as financial assets at fair value through profit or loss.

B.    ANALYSIS OF PRO FORMA RESULTS OF OPERATIONS

1.	Below is an analysis of the pro forma results of operations for the nine months ended September 30, 2017 and 2016:

Rental income with respect to the Singapore Portfolio increased from $45.7 million for the nine months ended September 30, 2016 to $47.7 million for the nine months ended September 30, 2017 and tenant reimbursements increased from $10.8 million for the nine months ended September 30, 2016 to $12.3 million for the nine months ended September 30, 2017, primarily as a result of an increase in annualized base rent per square foot.

Real estate taxes and insurance with respect to the Singapore Portfolio increased from $7.8 million for the nine months ended September 30, 2016 to $8.9 million for the nine months ended September 30, 2017, primarily as a result of increases in assessed property values of the Singapore Portfolio and inflation.

KBS SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

The fair value adjustment of investment properties with respect to the Singapore Portfolio decreased from $16.9 million for the nine months ended September 30, 2016 to $2.2 million for the nine months ended September 30, 2017, as a result of adjustments made to reflect the fair values of the Singapore Portfolio properties. During the nine months ended September 30, 2016, large fair value adjustments were made to the properties of the Singapore Portfolio, primarily as a result of increased appraised values of Westmoor Center, the Plaza Buildings and Bellevue Technology Center, which were mainly driven by increased occupancy of the properties and improved market conditions. During the nine months ended September 30, 2017, such large fair value adjustments were not required.

Finance expenses with respect to the Singapore Portfolio increased from $9.1 million for the nine months ended September 30, 2016 to $9.8 million for the nine months ended September 30, 2017, primarily as a result of an increase in the LIBOR index related to the variable rate debt of the Singapore Portfolio. As of September 30, 2016 and 2017, one-month LIBOR was 0.53111% and 1.23222%, respectively.

2.	Below is an analysis of the pro forma results of operations for the three months ended September 30, 2017 and 2016:

Rental income with respect to the Singapore Portfolio increased from $15.8 million for the three months ended September 30, 2016 to $16.1 million for the three months ended September 30, 2017 and tenant reimbursements increased from $3.9 million for the three months ended September 30, 2016 to $4.1 million for the three months ended September 30, 2017, primarily as a result of an increase in annualized base rent per square foot.

The fair value adjustment of investment properties with respect to the Singapore Portfolio decreased from $19.5 million for the three months ended September 30, 2016 to $3.2 million for the three months ended September 30, 2017, as a result of adjustments made to reflect the fair values of the Singapore Portfolio properties. During the three months ended September 30, 2016, large fair value adjustments were made to the properties of the Singapore Portfolio, primarily as a result of increased appraised values of Westmoor Center, the Plaza Buildings and Bellevue Technology Center, which were mainly driven by increased occupancy of the properties and improved market conditions. During the three months ended September 30, 2017, such large fair value adjustments were not required.

Finance expenses with respect to the Singapore Portfolio increased from $3.0 million for the three months ended September 30, 2016 to $3.6 million for the three months ended September 30, 2017, primarily as a result of an increase in the LIBOR index related to the variable rate debt of the Singapore Portfolio. As of September 30, 2016 and 2017, one-month LIBOR was 0.53111% and 1.23222%, respectively.

January 25, 2018	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	McMillan, Peter III Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	September 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$87,287	$330,723	$418,010
Rents and other receivables, net	3,287	—	3,287
Prepaid expenses and other assets	6,209	—	6,209
Restricted cash	8,245	—	8,245
	105,028	330,723	435,751

NON-CURRENT ASSETS
Investment properties	1,631,146	(804,000)	827,146
Investment in joint ventures	166,089	—	166,089
Investment in debt instruments, net	17,642	—	17,642
Financial assets at fair value through profit or loss	51,339	52,548	103,887
Restricted cash	7,841	—	7,841
	1,874,057	(751,452)	1,122,605

Total assets	$1,979,085	$(420,729)	$1,558,356
LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$380,450	$(291,884)	$88,566
Accounts payable and accrued liabilities	26,776	—	26,776
Dividends payable to Owner	47,000	—	47,000
Other liabilities	12,027	—	12,027
	466,253	(291,884)	174,369
NON-CURRENT LIABILITIES
Notes and bonds payable, net	342,223	(101,251)	240,972
Debentures, net	267,575	—	267,575
Rental security deposits	7,324	(3,200)	4,124
	617,122	(104,451)	512,671

Total liabilities	1,083,375	(396,335)	687,040

EQUITY
Owner's net equity	866,590	(24,394)	842,196
Non-controlling interests	29,120	—	29,120
Total equity	895,710	(24,394)	871,316

Total liabilities and equity	$1,979,085	$(420,729)	$1,558,356

January 25, 2018	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	Waldvogel, Jeffrey Chief Financial Officer	McMillan, Peter III Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine months ended September 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$87,946	$(47,721)	$40,225
Tenant reimbursements	18,188	(12,321)	5,867
Interest income from debt investments	1,271	—	1,271
Other operating income	3,484	(2,783)	701
Total revenues and other income	110,889	(62,825)	48,064

Expenses:

Operating, maintenance, and management fees	(33,638)	17,508	(16,130)
Real estate taxes and insurance	(14,932)	8,872	(6,060)
Total expenses	(48,570)	26,380	(22,190)

Gross profit	62,319	(36,445)	25,874

Fair value adjustment of investment properties, net	31,517	(2,240)	29,277
Loss on deconsolidation	(667)	—	(667)
Equity in income of unconsolidated joint ventures	23,324	—	23,324
Asset management fees to affiliate	(8,404)	3,833	(4,571)
General and administrative expenses	(1,853)	39	(1,814)

Operating profit	106,236	(34,813)	71,423

Finance income	7,580	(10)	7,570
Finance expenses	(29,327)	9,794	(19,533)
Foreign currency transaction adjustments	(11,454)	—	(11,454)

Net income	$73,035	$(25,029)	$48,006

Net income attributable to owner	$70,178	$(25,029)	$45,149
Net income attributable to non-controlling interests	2,857	—	2,857

Net income	$73,035	$(25,029)	$48,006

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended September 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$27,634	$(16,059)	$11,575
Tenant reimbursements	6,094	(4,052)	2,042
Interest income from debt investments	511	—	511
Other operating income	944	(892)	52
Total revenues and other income	35,183	(21,003)	14,180

Expenses:

Operating, maintenance, and management fees	(11,431)	6,269	(5,162)
Real estate taxes and insurance	(4,780)	3,069	(1,711)
Total expenses	(16,211)	9,338	(6,873)

Gross profit	18,972	(11,665)	7,307

Fair value adjustment of investment properties, net	45,648	(3,245)	42,403
Loss on deconsolidation	(667)	—	(667)
Equity in income of unconsolidated joint ventures	21,232	—	21,232
Asset management fees to affiliate	(2,801)	1,299	(1,502)
General and administrative expenses	(512)	9	(503)

Operating profit	81,872	(13,602)	68,270

Finance income	4,203	(3)	4,200
Finance expenses	(9,618)	3,607	(6,011)
Foreign currency transaction adjustments	(4,357)	—	(4,357)

Net income	$72,100	$(9,998)	$62,102

Net income attributable to owner	$69,218	$(9,998)	$59,220
Net income attributable to non-controlling interests	2,882	—	2,882

Net income	$72,100	$(9,998)	$62,102

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine months ended September 30, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$75,271	$(45,676)	$29,595
Tenant reimbursements	15,484	(10,837)	4,647
Interest income from debt investments	3,655	—	3,655
Other operating income	2,580	(2,449)	131
Total revenues and other income	96,990	(58,962)	38,028

Expenses:

Operating, maintenance, and management fees	(29,755)	17,489	(12,266)
Real estate taxes and insurance	(12,419)	7,811	(4,608)
Total expenses	(42,174)	25,300	(16,874)

Gross profit	54,816	(33,662)	21,154

Fair value adjustment of investment properties, net	32,053	(16,918)	15,135
Equity in income of unconsolidated joint ventures	12,416	—	12,416
Asset management fees to affiliate	(6,932)	3,730	(3,202)
General and administrative expenses	(1,827)	27	(1,800)

Operating profit	90,526	(46,823)	43,703

Finance income	22	(1)	21
Finance expenses	(20,354)	9,081	(11,273)
Foreign currency transaction adjustments	(4,602)	—	(4,602)

Net income	$65,592	$(37,743)	$27,849

Net income attributable to owner	$64,876	$(37,743)	$27,133
Net income attributable to non-controlling interests	716	—	716

Net income	$65,592	$(37,743)	$27,849

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended September 30, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$28,304	$(15,789)	$12,515
Tenant reimbursements	5,902	(3,851)	2,051
Other operating income	1,002	(938)	64
Total revenues and other income	35,208	(20,578)	14,630

Expenses:

Operating, maintenance, and management fees	(10,932)	5,849	(5,083)
Real estate taxes and insurance	(4,516)	2,720	(1,796)
Total expenses	(15,448)	8,569	(6,879)

Gross profit	19,760	(12,009)	7,751

Fair value adjustment of investment properties, net	38,055	(19,461)	18,594
Equity in income of unconsolidated joint ventures	10,234	—	10,234
Asset management fees to affiliate	(2,639)	1,260	(1,379)
General and administrative expenses	(580)	3	(577)

Operating profit	64,830	(30,207)	34,623

Finance income	6	—	6
Finance expenses	(7,992)	3,008	(4,984)
Foreign currency transaction adjustments	(6,639)	—	(6,639)

Net income	$50,205	$(27,199)	$23,006

Net income attributable to owner	$49,090	$(27,199)	$21,891
Net income attributable to non-controlling interests	1,115	—	1,115

Net income	$50,205	$(27,199)	$23,006

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$104,000	$(61,631)	$42,369
Tenant reimbursements	20,762	(14,159)	6,603
Interest income from debt investments	3,765	—	3,765
Other operating income	3,387	(3,220)	167
Total revenues and other income	131,914	(79,010)	52,904

Expenses:

Operating, maintenance, and management fees	(41,906)	23,670	(18,236)
Real estate taxes and insurance	(16,887)	10,206	(6,681)
Total expenses	(58,793)	33,876	(24,917)

Gross profit	73,121	(45,134)	27,987

Fair value adjustment of investment properties, net	28,926	(15,855)	13,071
Equity in income of unconsolidated joint ventures	13,462	—	13,462
Asset management fees to affiliate	(9,628)	4,998	(4,630)
General and administrative expenses	(2,749)	39	(2,710)

Operating profit	103,132	(55,952)	47,180

Finance income	43	(3)	40
Finance expenses	(29,249)	12,068	(17,181)
Foreign currency transaction adjustments	(2,997)	—	(2,997)

Net income	$70,929	$(43,887)	$27,042

Net income attributable to owner	$70,526	$(43,887)	$26,639
Net income attributable to non-controlling interests	403	—	403

Net income	$70,929	$(43,887)	$27,042

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Nine months ended September 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Net income	$73,035	$(25,029)	$48,006

Total comprehensive income	73,035	(25,029)	48,006

Total comprehensive income attributable to owner	$70,178	$(25,029)	$45,149
Total comprehensive income attributable to non-controlling interests	2,857	—	2,857

Total comprehensive income	$73,035	$(25,029)	$48,006

	Three months ended September 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Net income	$72,100	$(9,998)	$62,102

Total comprehensive income	72,100	(9,998)	62,102

Total comprehensive income attributable to owner	$69,218	$(9,998)	$59,220
Total comprehensive income attributable to non-controlling interests	2,882	—	2,882

Total comprehensive income	$72,100	$(9,998)	$62,102

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Nine months ended September 30, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Net income	$65,592	$(37,743)	$27,849

Total comprehensive income	65,592	(37,743)	27,849

Total comprehensive income attributable to owner	$64,876	$(37,743)	$27,133
Total comprehensive income attributable to non-controlling interests	716	—	716

Total comprehensive income	$65,592	$(37,743)	$27,849

	Three months ended September 30, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands

Net income	$50,205	$(27,199)	$23,006

Total comprehensive income	50,205	(27,199)	23,006

Total comprehensive income attributable to owner	$49,090	$(27,199)	$21,891
Total comprehensive income attributable to non-controlling interests	1,115	—	1,115

Total comprehensive income	$50,205	$(27,199)	$23,006

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year ended December 31, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands

Net income	$70,929	$(43,887)	$27,042

Total comprehensive income	70,929	(43,887)	27,042

Total comprehensive income attributable to owner	$70,526	$(43,887)	$26,639
Total comprehensive income attributable to non-controlling interests	403	—	403

Total comprehensive income	$70,929	$(43,887)	$27,042

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the Pro Forma Statements are consistent with those applied in preparing the Company's unaudited interim financial statements as of September 30, 2017 and for the nine and three months periods then ended (the "interim financial statements"), which are consistent with those followed in the preparation of the Company's annual financial statements as of December 31, 2016 and for the year then ended (the "annual financial statements"), with the exception of IFRS 9- Financial Instruments.

The Company has adopted in early adoption IFRS 9 - Financial Instruments, commencing from its financial statements as at June 30, 2017 and effective from January 1, 2017. As part of the early adoption, the Company examined the implications of the Standard on the classification of its financial assets and the possible impact of the expected credit losses model (ECL). The earlier adoption did not affect the Company's financial statements. An investment in an equity instrument that was previously classified as part of the available for sale financial assets will be reclassified, as a result of the said adoption, as an investment at fair value through profit or loss.

NOTE 2:	PRO FORMA ASSUMPTIONS

a.	General

The Pro Forma Consolidated Statement of Financial Position has been prepared to give effect of the disposition of the Singapore Portfolio, as if such disposition occurred on September 30, 2017. The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio, as if such disposition occurred on January 1, 2016. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

b.	Principal assumptions used in preparing the Pro Forma Statements

The Pro Forma Statements have been prepared under the following assumptions:

1.
The Singapore Transaction occurred on September 30, 2017 for the Pro Forma Consolidated Statement of Financial Position and on January 1, 2016 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.

2.
An adjustment has been made to increase cash and cash equivalents as of September 30, 2017 to give effect the amount of net proceeds that would have been received from the Singapore Transaction after the repayment of outstanding debt secured by the properties in the Singapore Portfolio as of September 30, 2017.

3.
An adjustment has been made to increase financial assets at fair value through profit or loss as of September 30, 2017 to account for the Keppel-KBS US REIT shares received in lieu of cash as part of the Singapore Transaction.

4.
An adjustment has been made to decrease notes and bond payable as of September 30, 2017 for the required repayment of the outstanding debt due under the mortgages secured by the properties in the Singapore Portfolio.

5.
A reversal has been made for the historical operations of the Singapore Portfolio as reflected in the Company's historical statements of operations and statements of comprehensive income for the nine and three months ended September 30, 2017.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:	SUBSEQUENT EVENTS

Dividend approval:

In December 2017, the Company declared a distribution of dividend in the amount of $42.2 million to the Owner. In December 2017, the Company paid the $42.2 million to the Owner.

Over-allotment option:

In connection with the Singapore Transaction, on November 2, 2017, the Company, through KBS SOR Properties, LLC ("KBS SORP"), an indirect wholly owned subsidiary of the Company, entered into an underwriting agreement (the "Underwriting Agreement") with respect to the initial public offering of units of the Keppel-KBS US REIT, a newly formed Singapore real estate investment trust (the "SREIT").

On October 25, 2017, KBS SORP, entered into a subscription agreement with Keppel-KBS US REIT Management Pte. in which it agreed to purchase 59,713,600 units of the SREIT at $0.88 per unit (the "IPO Price") (the "KBS SORP Owned Units") in connection with the initial public offering. Pursuant to the Underwriting Agreement, KBS SORP had granted the underwriters an over-allotment option (the "Over-Allotment Option") in which it had agreed to sell the underwriters up to 15,714,100 of the KBS SORP Owned Units at the IPO Price, for up to 30 days after the listing. The underwriters exercised the Over-Allotment Option in full, and on December 15, 2017, purchased 15,714,100 of the KBS SORP Owned Units from the Company at the IPO Price. As a result of the Over-Allotment Option, the Company now owns 43,999,500 units of the SREIT, representing a 7.0% ownership interest.